SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant                      [X]
Filed by a Party other than the Registrant   [}


Check the appropriate box:

___ Preliminary proxy statement

___ Definitive proxy statement

X   Definitive additional materials

___ Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))

___ Soliciting Materials under Rule 14a-12

                   Principal Partners SmallCap Growth Fund, Inc.
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

X   No fee required.

___ Fee computed on table below per Exchange Act Rules 14A-6(I)(1)

    not applicable)

___ Fee paid previously with preliminary materials

___ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (not applicable)

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eFP Article
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For posting May 17 (advance copy to be sent to Princor wholesalers/salesdesk
May 16)

Urgent Message: Principal Mutual Funds Shareholder Votes Needed

Voting is underway regarding the proposal to combine Principal Mutual Funds into the existing Principal Investors Fund, Inc. We need your help to ensure your clients cast their votes.

The proxy solicitation firm is in the process of contacting shareholders who have not voted their shares. Each effort to contact these shareholders results in additional costs. The costs are borne by the funds and Principal Management Corporation, which manages the funds. Making multiple contacts to individual shareholders - or failing to achieve a successful vote - could lead to higher expenses.

Several weeks ago, you received a pre-approved call script [link to call script] and letter [link to letter] regarding the proposal to combine Principal Mutual Funds into the existing Principal Investors Fund. Copies of these resources are attached. It's imperative that you contact your clients and encourage them to vote.

Voting is easy and only takes a few minutes. Urge your clients to vote as soon as possible by returning the proxy ballot they received in the mail, visiting the Internet address provided on the proxy materials, or calling toll-free 888-999-5346. They should refer to the proxy materials received in the mail for further instructions. If they have misplaced their proxy materials, they can obtain another set by also calling 888-999-5346.

      For registered representative use only. Not for use with the public.

#374352007

--------------------------------------------------------------------------------
Inside The Principal article
--------------------------------------------------------------------------------
For posting May 17

Urgent Message: Principal Mutual Funds Shareholder Votes Needed

Voting is underway regarding the proposal to combine Principal Mutual Funds into the existing Principal Investors Fund, Inc. We need your help. If you own shares of any of the Principal Mutual Funds please make sure you cast your vote.

The proxy solicitation firm is in the process of contacting shareholders who have not voted their shares. Each effort to contact these shareholders results in additional costs. The costs are borne by the funds and Principal Management Corporation, which manages the funds. Making multiple contacts to individual shareholders - or failing to achieve a successful vote - could lead to higher expenses.

Voting is easy and only takes a few minutes. Please vote as soon as possible by returning the proxy ballot you received in the mail, visiting the Internet address provided on the proxy materials, or calling toll-free 888-999-5346. If you have misplaced your proxy and voting ballot, you can call 888-999-5346 for assistance.

Time is of the essence. The shareholder meeting is less than thirty days away and we need your vote today.

Important note: Many employees of The Principal recently received a proxy mailing and subsequently voted their shares of Principal Financial Group common stock. These issues are not the same and a second and separate vote of your Principal Mutual Funds shares is being requested here. If you are in doubt as to whether or not you have voted your Principal Mutual Fund shares or no longer have your proxy information, please call 888-999-5346.

Insurance products and plan administrative services are provided by Principal Life Insurance Company. Securities are offered through Princor Financial Services Corporation, 800-247-4123, member SIPC. Princor and Principal Life are members of the Principal Financial Group, Des Moines, IA 50392.

Before investing in mutual funds, investors should carefully consider the investment objectives, risks, charges and expenses of the funds. This and other information is contained in the free prospectus, which can be obtained from your local representative. Please read the prospectus carefully before investing.

#374452007

(Second Mailing Letter for Registered Customers)

                             PRINCIPAL MUTUAL FUNDS
                                 680 8TH STREET
                          DES MOINES, IOWA 50392-2080


                              Important Proxy News
                               ------------------
                        Special Meeting of Shareholders
                                on June 16, 2005
                        -------------------------------


Dear Shareholder:

Recently, we distributed proxy material regarding the Special Meeting of Shareholders of the Principal Mutual Funds. This meeting is scheduled for June 16, 2005 at 2:00 p.m. Central Daylight Time at the offices of Principal Management Corporation, 680-8th Street, Des Moines, Iowa 50392-2080. Our records indicate that we have not yet received your voting instructions.

                        YOUR VOTE IS NEEDED IMMEDIATELY!

You are begin asked to approve an Agreement and Plan of Reorganization. Your Fund's Board of Directors has approved the proposal as detailed in the Proxy statement/Prospectus and recommends that you vote "FOR" the proposal. We urge you to act promptly in order to allow us to obtain a sufficient number of votes, avoid the cost of additional solicitation and the possibility of a meeting adjournment. Your vote is important no matter how many shares you own. In order for your vote to be represented, we must receive your instructions on or before Wednesday, June 15, 2005.

For your convenience, please utilize one of the easy methods below to register your vote:

1.   By Phone.

     Please call toll-free at 1.888.999.5346 Representatives are available to take your vote Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m. Eastern Time.

2.   By Internet.

     Visit www.proxyweb.com and enter the 12-digit control number located on your proxy card.

3.   By Touch-tone Phone.

     Dial the toll-free number found on your proxy card and follow the simple instructions.

While you may return your executed proxy in the enclosed postage paid envelope, please try to utilize one of the options above to ensure that your vote is received in time for the Meeting.

                     WE NEED YOUR HELP! PLEASE VOTE TODAY!

(Second Mailing Letter for OBO)

                             PRINCIPAL MUTUAL FUNDS
                                 680 8TH STREET
                          DES MOINES, IOWA 50392-2080


                              Important Proxy News
                               ------------------
                        Special Meeting of Shareholders
                                on June 16, 2005
                        -------------------------------


Dear Shareholder:

Recently, we distributed proxy material regarding the Special Meeting of Shareholders of the Principal Mutual Funds. This meeting is scheduled for June 16, 2005 at 2:00 p.m. Central Daylight Time at the offices of Principal Management Corporation, 680-8th Street, Des Moines, Iowa 50392-2080. Our records indicate that we have not yet received your voting instructions.

                        YOUR VOTE IS NEEDED IMMEDIATELY!

You are begin asked to approve an Agreement and Plan of Reorganization. Your Fund's Board of Directors has approved the proposal as detailed in the Proxy statement/Prospectus and recommends that you vote "FOR" the proposal. We urge you to act promptly in order to allow us to obtain a sufficient number of votes, avoid the cost of additional solicitation and the possibility of a meeting adjournment. Your vote is important no matter how many shares you own. In order for your vote to be represented, we must receive your instructions on or before Wednesday, June 15, 2005.

For your convenience, please utilize one of the easy methods below to register your vote:

1.   By Touch-tone Phone.

     Dial the toll-free number found on your proxy card and follow the simple instructions.

2.   By Internet.

     Visit www.proxyvote.com and enter the control number located on your proxy card.

For Assistance:

Please call toll-free at 1.888.999.5346 Representatives are available to answer questions Monday through Friday between the hours of 9:00 a.m. and 11:0 p.m. and Saturday from 12:00 p.m. to 6:00 p.m. Eastern Time.

While you may return your executed proxy in the enclosed postage paid envelope, please try to utilize one of the options above to ensure that your vote is received in time for the Meeting.

                     WE NEED YOUR HELP! PLEASE VOTE TODAY!

(Second Mailing Letter for NOBO)

                             PRINCIPAL MUTUAL FUNDS
                                 680 8TH STREET
                          DES MOINES, IOWA 50392-2080


                              Important Proxy News
                               ------------------
                        Special Meeting of Shareholders
                                on June 16, 2005
                        -------------------------------


Dear Shareholder:

Recently, we distributed proxy material regarding the Special Meeting of Shareholders of the Principal Mutual Funds. This meeting is scheduled for June 16, 2005 at 2:00 p.m. Central Daylight Time at the offices of Principal Management Corporation, 680-8th Street, Des Moines, Iowa 50392-2080. Our records indicate that we have not yet received your voting instructions.

                        YOUR VOTE IS NEEDED IMMEDIATELY!

You are begin asked to approve an Agreement and Plan of Reorganization. Your Fund's Board of Directors has approved the proposal as detailed in the Proxy statement/Prospectus and recommends that you vote "FOR" the proposal. We urge you to act promptly in order to allow us to obtain a sufficient number of votes, avoid the cost of additional solicitation and the possibility of a meeting adjournment. Your vote is important no matter how many shares you own. In order for your vote to be represented, we must receive your instructions on or before Wednesday, June 15, 2005.

For your convenience, please utilize one of the easy methods below to register your vote:

1.   By Phone.

     Please call toll-free at 1.888.999.5346 Representatives are available to take your vote Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m. Eastern Time.

2.   By Internet.

     Visit www.proxyvote.com and enter the 12-digit control number located on your proxy card.

3.   By Touch-tone Phone.

     Dial the toll-free number found on your proxy card and follow the simple instructions.

While you may return your executed proxy in the enclosed postage paid envelope, please try to utilize one of the options above to ensure that your vote is received in time for the Meeting.

                     WE NEED YOUR HELP! PLEASE VOTE TODAY!